                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as Chief Executive Officer and a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Tom J. Landa and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.







October 10, 1997                      /s/ Phillip E. Casey
        --                            -----------------------------------------
                                      Phillip E. Casey, Chief Executive Officer
                                      and Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey, Tom J. Landa and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.






October 10, 1997                                /s/ Hideichiro Takashima
        --                                      ------------------------------
                                                Hideichiro Takashima, Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey, Tom J. Landa and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.







October 10, 1997                                 /s/ Koichi Takashima
        --                                       -----------------------------
                                                 Koichi Takashima, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey, Tom J. Landa and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.







October 10, 1997                             /s/ Akihiko Takashima
        --                                   ----------------------------------
                                             Akihiko Takashima, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as Group Vice President, Fabricated Reinforcing Steel and a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey and Tom J. Landa, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.






October 10, 1997                      /s/ J. Donald Haney
        --                            -----------------------------------------
                                      J. Donald Haney, Group Vice President,
                                      Fabricated Reinforcing Steel and Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey, Tom J. Landa and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.






October 10, 1997                               /s/ Ryutaro Yoshioka
        --                                     -------------------------------
                                               Ryutaro Yoshioka, Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as Chief Financial Officer, Vice President and a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.




October 10, 1997                    /s/ Tom J. Landa
        --                          -------------------------------------------
                                    Tom J. Landa, Chief Financial Officer, Vice
                                    President and Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director of AmeriSteel Corporation (the "Company"), a Florida corporation, does hereby constitute and appoint Phillip E. Casey, Tom J. Landa and J. Donald Haney, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement on Form S-1 relating to the proposed issuance, sale and delivery by the Company of shares of its Common Stock and any and all amendments to said Registration Statement (including post-effective amendments and registration statements filed pursuant to Rule 462 and otherwise),and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.






October 10, 1997                                 /s/ Shuzo Hikita
        --                                       ------------------------------
                                                 Shuzo Hikita, Director